SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           Filed by the Registrant [x]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:


                         [ ] Preliminary Proxy Statement


                   [ ] Confidential, for Use of the Commission
                     Only (as permitted by Rule 14a-6(e)(2))


                         [X] Definitive Proxy Statement


                       [ ] Definitive Additional Materials

        [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Approved Financial Corp.

                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of filing fee (Check the appropriate box):

                              [x] No fee required.

             [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                                   and 0-11.

       (1) Title of each class of securities to which transaction applies:



       (2) Aggregate number of securities to which transaction applies:



       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee was calculated and state how it was determined):




       (4) Proposed maximum aggregate value of transaction:



       (5) Total fee paid:



       [ ] Fee paid previously with preliminary materials.



       [ ] Check  box if any  part of the fee is  offset as provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:



       (2) Form, Schedule or Registration Statement No.:



       (3) Filing Party:




       (4) Date Filed:

                                   [logo]
                            APPROVED FINANCIAL CORP.
                             3420 Holland Road # 107
                         Virginia Beach, Virginia 23452


Dear Shareholders,

You are cordially invited to attend the Annual Meeting of Shareholders for Approved Financial Corp. on June 14, 1999, 2:30 PM eastern standard time, at the Ramada Plaza Resort Oceanfront at 57th Street, Virginia Beach, Virginia 23451.

As a stockholder of Approved Financial Corp., you have a right to vote on certain matters affecting the company. This proxy statement discusses the proposals you are voting on this year. Please read it carefully because it contains important information for you to consider when deciding how to vote. Your vote is important.

The proxy statement has a new format this year. The purpose for the change is to present the information in a manner that is easier for shareholders to understand. Some information is in the form of questions and answers.

The following abbreviations as indicated below occur throughout this document:

o   Approved Financial Corp. is the referred to as  "Company" or "Approved"
o The Proxy Statement, the Proxy Card and our 1998 Annual Report to Shareholders are collectively referred to as the "proxy materials"
o The Board of Directors of Approved Financial Corp. as a group is referred to as the "Board"
o   An individual member of the Board is referred to as  "Director"
o The Annual Meeting of Shareholders scheduled for June 14, 1999 is referred to as the "Meeting"

Your support of Approved is greatly appreciated by the Board and the management of the Company.

                        Sincerely,


                        /s/ Allen D. Wykle
                        -------------------------------------
                        Allen D. Wykle, Chairman of the Board
                        President and Chief Executive Officer




                                Table of Contents
NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS..........................................      4

PROXY STATEMENT........................................................................      5

     QUESTIONS AND ANSWERS.............................................................      5

              Questions and Answers concerning proxy materials and voting procedures

     ITEMS PROPOSED FOR VOTE   ........................................................      8

              Proposal # 1. Election of Directors

              Proposal # 2. Appointment of Independent Certified Public Accountants

     THE BOARD OF DIRECTORS............................................................      9

     INFORMATION CONCERNING DIRECTORS AND DIRECTOR NOMINEES ...........................     10

     COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS.................................     11

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.......................     13

     DIRECTOR COMPENSATION.............................................................     13

     EXECUTIVE OFFICERS  . ......   ...................................................     14

     EXECUTIVE COMPENSATION............................................................     15

     OPTION/SAR GRANTS. ...............................................................     17

     OPTION/SAR EXERCISES & YEAR-END VALUES............................................     18

     EMPLOYMENT AGREEMENTS.............................................................     18

     COMPENSATION COMMITTEE REPORT.....................................................     22

         The 1996 Stock Incentive Plan / 401 (K) PLAN /  CEO Compensation

     STOCK PERFORMANCE GRAPH...........................................................     26

     BENEFICIAL STOCKHOLDER TABLE......................................................     27

    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.....................................     29

    AVAILABILITY OF FORM 10 K .........................................................     30

    SECTION 16(A) REPORTING COMPLIANCE    .............................................     31

    PROPOSALS BY SHAREHOLDERS..........................................................     31

    OTHER BUSINESS.....................................................................     31

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On June 14, 1999
                        At 2:30 PM prevailing local time


The Annual Meeting of Shareholders of Approved Financial Corp., a Virginia Corporation, will be held at the Ramada Plaza Resort Oceanfront at 57th Street, Virginia Beach, Virginia 23451, on Monday, June 14, 1999 at 2:30 PM prevailing local time, for the following purposes:

 o     Elect four Directors to the Board of Directors

 o Appoint PricewaterhouseCoopers LLP as the Company's independent public accountants for 1999

 o     Conduct other business properly brought before the Meeting

We will also report on Approved's and the mortgage industry's performance for 1998 at the Meeting.

The record date for the Meeting, which is the date used to determine which Shareholders are entitled to vote at the Meeting and receive these materials, is April 21, 1999. Shareholders can vote at the Meeting in person or by proxy. We look forward to greeting those Shareholders able to attend the Meeting.

The Board is sending these proxy materials, including the Annual Report to all shareholders. However, the Annual Report to Shareholders does not form any part of the Proxy Statement. The date of this Proxy Statement, which is April 30, 1999, is the approximate date on which the Company is sending the proxy materials.

The Board is asking you to vote your shares by completing and returning the proxy card. If you return the proxy card in time for the Meeting, then your shares will be voted according to your instructions. All cost associated with the proxy materials are paid by the Company.



                               By Order of the Board of Directors,



                               /s/ Allen D. Wykle
                               --------------------
                               Allen D. Wykle
                               Chairman of the Board and Chief Executive Officer
Virginia Beach, Virginia
April 30, 1999


                                    IMPORTANT
 Whether or not you plan to attend, please SIGN, DATE and RETURN the enclosed Proxy in the enclosed postage paid envelope. If you do attend the meeting, you may, if you wish, revoke your Proxy and vote your shares in person.

                                 PROXY STATEMENT


                              QUESTIONS AND ANSWERS

Q: WHY AM I RECEIVING THESE PROXY MATERIALS?

A: You are receiving these proxy materials because you own shares of Approved Financial Corp. common stock ($1.00 par value) of as of April 21, 1999 (the record date). This proxy statement describes proposals on which we request you, as a stockholder, to vote. It also gives you information on these proposals, as well as other information, so that you can make an informed decision.

Q: WHO CAN VOTE AT THE MEETING?

A: Stockholders who owned Company common stock on April 21, 1999 may attend and vote at the Meeting. Each share is entitled to one vote. There were 5,482,114 shares of Company common stock outstanding on April 21, 1999.


Q: WHAT IS THE PROXY CARD?

A: The proxy card enables you to appoint Allen D. Wykle and Stanley Broaddus as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing Messrs. Wykle and/or Broaddus to vote your shares at the Meeting, as you have instructed them on the proxy card. This way, your shares are voted whether or not you attend the Meeting. Even if you plan to attend the meeting, it is a good idea to complete and return your proxy card before the Meeting date just in case your plans change.

Q: HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?


A: To hold the meeting and conduct business, a majority of the Company's outstanding shares as of April 21, 1999 must be present at the meeting. This is called a quorum.

Shares are counted as present at the meeting if the stockholder either:

-  is present and votes in person at the meeting, or

-  has properly submitted a proxy card.

Q: WHAT AM I VOTING ON?

A: We are asking you to vote on :

-  the re-election of four Directors,

- appointment of PricewaterhouseCoopers LLC as the Company's public accountants for 1999

Q: HOW DO I SUBMIT MY VOTE?

A: You can vote by:

(1) VOTING BY MAIL.

You do this by marking your voting instructions and signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope.

If you do not mark your voting instructions on the proxy card, your shares will be voted:

   -  FOR the four named nominees for directors,

   - FOR the appointment of PricewaterhouseCoopers LLC as the Company's public accountants

(2)  VOTING IN PERSON AT THE MEETING.

We will pass out written ballots to anyone who wants to vote at the meeting. However, if you hold your shares in street name, you must request a proxy from your stockbroker in order to vote at the meeting. Holding shares in "street name" means you hold them in an account at a brokerage firm.

Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A: It means that you have multiple accounts with stockbrokers or that you hold stock certificates with multiple registrations according to the Company's transfer agent, which is First Union. Please complete and return ALL proxy cards to ensure that all of your shares are voted.

Q: WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

A: You may revoke your proxy and change your vote at any time, however, your change MUST be received before the polls close at the Meeting. You may do this by:

-  signing and returning by mail another proxy with a later date, or

-  voting at the meeting

Q: WILL MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY CARD?

A: If your shares are in street name, your brokerage firm, under certain circumstances, may vote your shares if they do not receive your proxy in a timely manner prior to the Meeting.

In this event, your brokerage firm may either:

-  vote your shares on certain voting proposals, or

-  not vote your shares

When a brokerage firm votes a customer's shares, these shares are counted as present at the Meeting to determine if a quorum exists in order to conduct business at the Meeting.

The proposals for voting described in the Proxy Statement are matters for which your broker may vote your shares if your proxy is not received in a timely manner.

We encourage you to provide instructions to your brokerage firm by giving your proxy. This ensures your shares will be voted at the meeting.

Q: HOW WILL THE COMPANY COUNT MY VOTE ?

A: Tabulating Agent. Voting results submitted by proxy are tabulated and certified by our transfer agent, First Union National Bank, Corporate Trust Department.

A: The Inspector(s) of Elections, an employee of the Company, will have a tabulation report from the transfer agent available at the Meeting and will make adjustments for votes submitted by ballot at the Meeting in order to determine and present the final voting results.

Q: WHAT ARE MY VOTING OPTIONS AND WHAT HAPPENS IF I ABSTAIN FROM A VOTE?

A: You may vote either "for" or "against" or "withhold authority to vote" concerning each Director nominee.

A: You may vote "for,"  "against"  or  "abstain"  on the  proposal to ratify the
appointment  of   PricewaterhouseCoopers   LLP  as  the  Company's   independent
accountants.

If you "abstain" or "withhold" a vote, then it will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum in order to transact business at the Meeting.

However, if you "abstain" or "withhold" a vote, it will be counted as shares that are not voted for purposes of determining the approval of any proposal submitted by a majority of the votes.

If you give your proxy without voting instructions, your shares will be counted as a vote FOR each proposal.


Q: WHO PAYS THE EXPENSES OF THESE PROXY MATERIALS AND THE MEETING?

A: The Company pays the cost directly associated with the proxy materials and the Meeting. This includes expense items such as obtaining the list of shareholders as of the record date, preparing, printing and mailing proxy materials, and the expense of renting the facility for holding the Meeting.

Q: WHAT IF OTHER VOTING MATTERS COME UP AT THE MEETING?

A: The matters described in this Proxy Statement are the only matters of which the Company is currently aware. However, if another proposal comes up for vote at the Meeting that is not on the proxy card, Messrs. Wykle and/or Broaddus will vote your shares, under your proxy, according to their best judgment.

                             ITEMS PROPOSED FOR VOTE

                      PROPOSAL # 1. - ELECTION OF DIRECTORS

Four Class III Directors, whose terms expire at the Meeting, are nominated for re-election for a term of three years, which will expire at the annual meeting of shareholders in 2002 or until their respective successors are elected and qualified.

Class III Directors nominated for re-election:
(Background information can be found below under "Information Concerning Directors And Director Nominees")

1.    Robert M. Salter
2.    Neil W. Phelan
3.    Barry C. Diggins
4.    Gregory J. Witherspoon

The shares represented by the enclosed proxy will be voted in favor of all four nominees unless a vote is withheld from the nominee.

Votes that are withheld will be excluded entirely from the vote.

Directors are elected by a majority of the votes cast at the Meeting either in person or by proxy.

If a nominee becomes unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person as may be determined by the holders of such proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL DIRECTOR NOMINEES.

      PROPOSAL # 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the 1999 fiscal year. Such nomination is being presented to the Shareholders for ratification at the Meeting.

A vote FOR this proposal by a majority of shares present in person or represented by proxy and entitled to vote at the Meeting is required to ratify the appointment of PricewaterhouseCoopers LLP. If the Shareholders reject the nomination, the Board of Directors may reconsider its selection. If the Shareholders ratify the appointment, the Board of Directors, in its sole discretion, may still direct the appointment of new independent accountants at any time during the year if the Board of Directors believe that such a change would be in the best interests of the Company.

A representative of PricewaterhouseCoopers LLP is attending the Meeting. PricewaterhouseCoopers LLP has audited and certified the Company's financial statements since the year ended 1995. The Company is advised that a representative of PricewaterhouseCoopers LLP will be present at the Meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS L.L.P. AS THE COMPANY'S
INDEPENDENT AUDITORS FOR THE 1999 FISCAL YEAR.


                             THE BOARD OF DIRECTORS

Our Board of Directors is divided into three classes, with one class being elected each year and members of each class holding office for three-year terms.

The Board of Directors currently consists of ten directors divided as follows:

Class I - three Directors with terms expiring at the 2001 Annual Meeting Class II - three Directors with terms expiring at the 2000 Annual Meeting Class III - four Directors with terms expiring at the 1999 Annual Meeting

At the Meeting to be held June 14, 1999, four Class III Directors will be re-elected for a term of three years or until his or her successor is duly elected and qualified.

A Director may be removed at any time, with or without cause, by a vote of a majority of the shares of stock represented and entitled to vote at a special meeting of Shareholders called for that purpose. A successor to a Director removed in this manner may be elected for his or her remaining term at the special meeting.

A Board vacancy may result from death, resignation, retirement, disqualification or removal from office of a Director, or by failure of the Shareholders to elect a successor to a Director who has been removed. In this event, the Board of Directors may fill such vacancy by vote of a majority of all the Directors then in office, though less than a quorum. Directors so elected shall serve for the full remaining term of their predecessors, and until their successor is duly elected and qualified, unless sooner displaced.

             INFORMATION CONCERNING DIRECTORS AND DIRECTOR NOMINEES

Background information with respect to the Directors and the Director nominees for re-election at the Meeting appears below. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such persons' holdings of Approved Financial Corp. Common Stock.

Class I Directors
(Term expiring at the annual meeting of shareholders to be held in 2001)

Allen D. Wykle (52) Mr. Wykle, in addition to being an initial investor, organized and headed the initial management team that acquired the Company from Government Employees Insurance Corporation (GEICO) in September of 1984. He has served as Chairman of the Board, President and Chief Executive Officer of the Company since September 1984. Mr. Wykle served as a Director of IMC Mortgage Company from April 1996 until June 1998. Mr. Wykle was owner, President and
Chief Executive Officer of Best Homes of Tidewater, Inc., a residential construction and remodeling company in Virginia, from 1972 to 1986.

Leon H. Perlin (71) Mr. Perlin was an initial investor in the Company in 1984 and has been a Director of the Company since 1984. Mr. Perlin has served as President and Chief Executive Officer of Leon H. Perlin Company, Inc., a commercial construction concern, for over 30 years.

Oscar S. Warner (82) Mr. Warner was an initial investor in the Company in 1984 and has been a Director and Shareholder of the Company since 1984. Mr. Warner has been retired for the past five years. Previously, he was owner and operator of Oscar Warner Corporation, an import company.

Class II Directors
(Term expiring at the annual meeting of shareholders to be held in 2000)

Arthur Peregoff (80) Mr. Peregoff was an initial investor and has been a Director of the Company since 1985. Mr. Peregoff has served as Chief Executive Officer of Globe Iron Construction Company, Inc., a commercial construction company, for over 25 years.

Stanley W. Broaddus (49) Mr. Broaddus was an initial investor and has been a Director since 1985. Mr. Broaddus has served as Vice President and Secretary of the Company since April 1987. Previous experience includes fourteen years as Regional Sales Manager with the building products unit of Atlantic Richfield Co.

Jean S. Schwindt (43) Ms. Schwindt has been a Director of the Company since 1992 and joined the Company on June 1998 as Executive Vice President. She served as Vice President and Director of Investor Relations and Strategic Planning for IMC Mortgage Company from March 1996 until June 1998. From April 1989 to March 1996 she served on the Board of Directors and as Senior Vice President/Secretary of Anderson and Strudwick, Inc., a member of the New York Stock Exchange. Ms. Schwindt, a Chartered Financial Analyst and a Registered Investment Advisor, has been affiliated with the firm of Mills Value Advisers, Inc. since January 1995.

Class III Directors - Nominees for Re-election
(Term Expires at the Meeting - Each Class III Director is nominated for re-election at the Meeting for a Three-Year Term Expiring at the annual meeting of Shareholders held in 2002)

Robert M. Salter (51) Mr. Salter was an initial investor and has been a Director since 1989. Mr. Salter has served as President of Salter and Hall, P.C. since 1979. Mr. Salter is a Certified Public Accountant and a Certified Financial Planner.

Neil W. Phelan, (41) Mr. Phelan is Executive Vice President and has been associated with the Company since April 1995. He has been a Director since 1997. His primary responsibility with the Company is the management of the wholesale lending unit. Immediately prior to joining the Company, Mr. Phelan served on the senior management team of ITT Financial Services for 17 years.

Barry C. Diggins (35) Mr. Diggins is Executive Vice President and has been associated with the Company since October 1994. He has been a Director since 1997. Mr. Diggins is responsible for the majority of the Company's retail lending locations. Before joining the Company, Mr. Diggins was Regional Marketing Director of ITT Financial Services from September 1985 to October 1994.

Gregory J. Witherspoon (52) Mr. Witherspoon has been a Director since 1998. He is president of Witherspoon Consulting, a company that provides consulting services to the financial services industry. He served as a Director of Aames Financial Corporation from 1991 to March 1998, as Chief Financial Officer from 1987 until 1997,after which, he served as Executive Vice President for Strategic Planning. He is a Certified Public Accountant. Mr. Witherspoon previously served on the Board of Directors of Approved from July 1996 until January 1997.



                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors of the Company held four meetings in 1998. During such year, each Director attended more than 75% of the meetings held by the Board of Directors and the committees on which he or she served. The Board of Directors also acts from time to time by unanimous written consent in lieu of meetings.

The Board of Directors has four committees, all of which were formally established at the meeting of the Board of Directors held on February 6, 1998.

[ ]   Executive Committee
[ ]   Audit Committee
[ ]   Compensation Committee
[ ]   Option Committee.

Executive Committee. The Executive Committee acts for the Board when the Board is not in session. The Executive Committee did not formally meet during 1998.

Executive Committee Members:
[ ]   Mr. Wykle, as Chairman
[ ]   Mr. Perlin
[ ]   Ms. Schwindt
[ ]   Mr. Broaddus

Audit Committee: The Audit Committee makes recommendations concerning the engagements of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. It also reviews and accepts the reports of the Company's regulatory examiners. The Audit Committee met on July 25, 1998.

Audit Committee Members:
[ ]   Mr. Witherspoon, as Chairman
[ ]   Mr. Perlin
[ ]   Mr. Warner.

Compensation Committee. The Compensation Committee determines Mr. Wykle's compensation and establishes guidelines for compensation of Executive Officers and all other employees. The Compensation Committee met on November 3, 1998.

Compensation Committee Members:
[ ]   Mr. Warner, as Chairman
[ ]   Mr. Perlin
[ ]   Mr. Salter
[ ]   Mr. Wykle, who abstains from voting on his own compensation

Option Committee. The Option Committee administers the Company's stock option plan and grants options under the plan. The Option Committee met on November 3, 1998.

Option Committee Members:
Mr. Perlin, as Chairman
Mr. Warner
Mr. Salter

Nominating Committee. The Company does not have a nominating committee. The Board of Directors performs the functions customarily performed by a nominating committee as a whole or by the Executive Committee.

Any Shareholder who wishes to make a nomination at an annual or special meeting for the election of Directors must do so in compliance with the applicable procedures set forth in the Company's Bylaws. The Company will furnish Bylaw provisions upon written request Stanley Broaddus, Secretary of the Company, at its principal executive offices at 3420 Holland Road # 107, Virginia Beach, Virginia 23452.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Wykle is the only member of the Compensation Committee that is also an employee. The other members, Messrs. Warner, Perlin and Salter are outside Directors. No interlocking relationships exist between the Company's Board of Directors or Officers responsible for compensation decisions and the Board of Directors or compensation committee of any company, nor has any such interlocking relationship existed in the past.

                             DIRECTORS' COMPENSATION

Directors employed by the Company

Directors who are employees of the Company receive no additional compensation for service as Directors.

Outside Directors

Each Director who is not an employee of the Company receives an annual retainer of $9,000, payable in cash in quarterly installments of $2,250. Directors attending compensation and option committee meetings during 1998 received a fee of $250 per meeting. All Directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with meetings of the Board of Directors.

During 1996, which was before Ms. Schwindt became an employee of the Company, the Board of Directors granted stock appreciation rights ("SARs") to Ms. Schwindt. The SARs, with an initial term of three years, entitle the holder to the appreciated value of 16,000 shares of common stock. The appreciated value is the difference between the grant price and the fair market value of the shares at the time of exercise. The grant price is $2.63. At the Board meeting held on February 21, 1999, the Board extended the term of the SARs granted to Ms. Schwindt for three years from the initial expiration date in 1999.

Mr. Witherspoon is due 4,500 non-qualified options with an exercise price of $4 per share. The options vest over a period of ten years and under certain circumstances may vest in less than 10 years. These options are payment for on-going consulting services to the Company in addition to normal board duties. He also received a cash payment of $5,000 during 1998 for his consulting services.

                               EXECUTIVE OFFICERS

The Executive Officers of the Company as of the date of this Proxy Statement who are not also Directors are identified below, together with information regarding the business experience of such officers. Information regarding the business experience of Messrs. Wykle, Broaddus, Phelan and Diggins and Ms. Schwindt is set forth above under the heading "Information Concerning Directors and Director Nominees" Each Executive Officer is elected by the Board of Directors of the Company and serves at the pleasure of the Board.

Name (Age)                          Position and Business Experience
----------                          --------------------------------

Eric S. Yeakel (34)                 Treasurer and Chief Financial Officer.
                                    Mr.  Yeakel has been with the Company  since
                                    June 1994. He was a full time graduate student from September 1992 until receiving a Masters in Business Administration in 1994. He served as Assistant Controller with
                                    Office Warehouse,  Inc. from October 1989 to
                                    August  1992.  Mr.  Yeakel  is  a  Certified
                                    Public  Accountant  who worked  with Ernst &
                                    Young from July 1987 to October 1989.


Gregory W. Gleason (46)             President of Approved Federal Savings Bank.
                                    Mr.  Gleason  joined the Company in November
                                    1996  with  more  than 20 years  of  savings
                                    institution  management.   Mr.  Gleason  was
                                    Senior Vice  President  with Virginia  First
                                    Savings Bank from February 1984 through June
                                    1996, and was on the management team of BankAtlantic from May 1977 to January 1984.

                             EXECUTIVE COMPENSATION

Summary of Cash and Other Compensation

The following table sets forth the compensation paid to the Company's Chief Executive Officer and the most highly compensated Executive Officers other than the Chief Executive Officer. (collectively, the "Named Executive Officers") during the three years ended December 31, 1998:


                           Summary Compensation Table

                                 Annual Compensation (1)   Long-term Compensation
                                 ------------------------------------------------------
                                                               Securities
                                                               underlying       All Other
Name and Principal Position   Year      Salary       Bonus     Options(2)      Compensation
                                     ------------          -----------------  -------------
Allen D. Wykle (3,4)          1998    $  418,368   $      -           20,000      $   4,750
President and Chief           1997       421,218    575,000            1,000          4,750
Executive Officer             1996       300,000    400,000                -          4,750
Chairman of the Board

Barry C. Diggins (3,5)        1998    $  137,800   $ 67,142            7,500      $   4,963
Executive Vice President      1997       132,638    209,564                -              0
Director                      1996        75,000    175,092                -              0


Neil W. Phelan (3,6)          1998    $  130,000   $      -            8,500      $   3,383
Executive Vice President,     1997       110,000    150,000            1,000          3,383
Director                      1996       100,000     75,000                -          1,500

Eric S. Yeakel(3,7)           1998    $  102,500   $      -           13,000      $   2,213
Chief Financial Officer       1997        75,910     42,171              500              0
and Treasurer                 1996        58,750     10,800                -              0


Greg Gleason (3,8)            1998    $  111,000   $      0            1,350      $   3,330
President Approved            1997       103,424          0                -              0
Federal Savings Bank          1996             0          0                -              0

Stanley W. Broaddus (3,9)     1998    $   95,000   $ 29,216            7,000      $   2,437
Secretary and                 1997        85,000    100,000            1,000          2,437
Vice President                1996        85,000     45,000                           2,100
Director

Jean S. Schwindt (10)         1998    $   86,667   $      0           12,500      $   2,250
Executive Vice                1997             0          0                -         14,500
President                     1996             0          0           16,000          8,250
Director


-----------------------
1) All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus for the officer named in the table and therefore are omitted according to SEC rules.
2) Options are granted from the 1996 Incentive Option Plan.

3) Other compensation amounts reflect the Company's matching contribution under its 401(k)-retirement plan.
4) Options granted to Mr. Wykle in 1997 carry an exercise price of $9.75 per share and those granted in 1998 carry an exercise price of $4 per share.
5) Mr.  Diggins was paid an  incentive  based on the  earnings of the retail lending division. His incentive amounts were $67,142 in 1998, $209,564 in 1997, and $175,092 in 1996. The 7,500 options granted to him in 1998 carry an exercise price of $4 per share. A portion of the bonus earned and reflected in 1998 was paid in 1999.
6) Options granted to Mr. Phelan in 1997 carry an exercise price of $9.75 per share, 3,000 options issued in 1998 carry an exercise price of $13.50 per share and 5,500 options granted in 1998 carry an exercise price of $4 per share. Mr. Phelan's bonus of $150,000 earned in 1997 was paid in 1998.
7) Options granted to Mr. Yeakel in 1997 carry an exercise price of $9.75, 500 options granted in 1998 carry an exercise price of $13.50 and 12,500 options granted in 1998 carry an exercise price of $4 per share. A portion of the bonus earned and reflected in 1998 was paid in 1999.
8) Options granted to Mr. Gleason in 1998 carry an exercise price of $4 per share.
9) Options granted to Mr. Broaddus in 1997 carry an exercise price of $9.75 per share and options granted to him in 1998 carry an exercise price of $4 per share.
10)Ms. Schwindt began employment with the Company on June 16, 1998 with an annualized salary of $160,000. Other compensation for 1996, 1997 and 1998 represents fees earned as an outside Director. Stock options related to 12,500 shares that were granted in 1998 carry an exercise price of $4 per share. Stock Appreciation Rights concerning 16,000 shares of common stock were issued in 1996 at a price $2.63 and expire in 2003.

          STOCK OPTION/STOCK APPRECIATION RIGHT GRANTS IN THE LAST YEAR

In April of 1998, the Company granted common stock options to employees to purchase 8,050 shares of common stock at $13.50 per share. In November of 1998, the Option Committee approved the grant of common stock options to employees to purchase 91,375 shares of the stock at $4.00 per share. However, the employees, whose option grants were approved by the Option Committee in November of 1998, actually received the option agreements related to these grants in April of 1999. All grants are from the 1996 Incentive Stock Option Plan and have a term of ten years and a vesting schedule of three years.

The following table contains information regarding options to purchase the Company's common stock granted to the Named Executive Officers. No stock appreciation rights were granted to Named Executive Officers during 1998.


                                 Individual Grants

                                                                                         Potential Realizable
                     Number of    Percent of                                                 Value at Assumed
                    Securities    Total Options                                         Annual Rates of Stock
                    Underlying    Granted to        Per Share Prices                   Price Appreciation for
                       Options    Employees       Option      Market                          Option Term (1)
    Name               Granted    in Year (2)     Exercise    at Grant    Expiration       5%          10%
------------------   ---------    -----------     --------    --------    ----------     -------     --------
Allen D. Wykle          20,000        20%         $ 4.00      $ 3.625       11/3/08      $38,095     $108,046
Eric S. Yeakel          12,500        13%           4.00        3.625       11/3/08       23,809       67,529
Eric S. Yeakel             500                     13.50       13.375        4/7/08        4,143       10,546
Jean S. Schwindt        12,500        13%           4.00        3.625       11/3/08       23,809       67,529
Barry C. Diggins         7,500         8%           4.00        3.625       11/3/08       14,286       40,517
Neil W. Phelan           5,500                      4.00        3.625       11/3/08       10,476       29,713
Neil W. Phelan           3,000         9%          13.50       13.375        4/7/08       24,859       63,574
Stanley W. Broaddus      7,000         7%           4.00        3.625       11/3/08       13,333       37,816
Gregory Gleason          1,350         1%           4.00        3.625       11/3/08        2,571        7,293

-------------------
(1) The 5% and 10% assumed annual rates of compounded stock price appreciation are permitted by rules of the Securities and Exchange Commission. There can be no assurance provided to any Executive Officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants to Executive Officers.

(2) The percentage for Mr. Yeakel and Mr. Phelan of total options issued reflects their total grants during 1998. However, the potential values assuming a stock appreciation from the market prices on the date of grant of 5% and 10%, are shown separately for options granted on different dates.

Aggregate  Option /Stock  Appreciation  Rights ("SAR)  Exercises and  Period-End
Values

      The following table sets forth information concerning the December 31, 1998 value of unexercised options/SARs held by the Company's Named Executive Officers on April 15, 1999.


                      Number of Securities            Value of Unexercised
                     Underlying Unexercised           In-the-money options
                   Options as Fiscal Year End          at Fiscal Year End (1)
Name              Exercisable    Unexercisable     Exercisable     Unexercisable
--------------------------------------------------------------------------------
Allen Wykle           667           20,333               0                0
Eric Yeakel           734           13,166               0                0
Jean Schwindt(2)   16,000           12,500        $ 11,600                0
Barry Diggins                        7,500               0                0
Neil Phelan         1,667            7,833               0                0
Stanley Broaddus      667            7,333               0                0
Greg Gleason            0            1,350               0                0

(1) Value of Unexercised Options is calculated using the price of Approved Common Stock on 12/31/98 of $3.375 per share less the exercise prices of $
    9.75 & $ 13.50 per share, multiplied by the number of shares represented by the options. No common stock options had a value based on this formula at 12/31/98.
(2) Includes 16,000 exercisable SARs with a price of $2.63 per share.

                              EMPLOYMENT AGREEMENTS

The Company has no employment agreement with Allen D. Wykle. The Compensation Committee determines Mr. Wykle's salary and bonus (See: "CEO Compensation").

The Company has employment agreements with five Executive Officers as follows.

Neil W. Phelan
Executive Vice President

TERM: The Employment Agreement that commenced January 1, 1998 for a three-year initial term , automatically renews for additional one-year terms absent six months written notice by either party prior to the end of a term of nonrenewal.

SALARY & OTHER BENEFITS: Mr. Phelan's annual salary is currently $142,000. The agreement provides salary increases of 10% per year. He also is entitled to all standard group employee benefits and a car allowance of $700 per month in 1999 and $750 per month in 2000.

BONUS: An annual bonus is based on the achievement of a predetermined performance goal ("Profit Target"). The Profit Target, which is defined as a goal for the annual after-tax net income of the Company for each fiscal year excluding income derived from the Company's investment in IMC Mortgage Company, will be mutually agreed upon by the Chief Executive Officer of the Company and Mr. Phelan by January 31 of each new fiscal year. The Profit Target for Year Ending December 31, 1999 is $7,021,000, which is unchanged from the 1998 Profit Target, and represents a 10% increase in the Company's after-tax net income excluding income derived from the Company's investment in IMC Mortgage Company when compared to the year ended December 31, 1997. If such Profit Target is attained, then the Employee shall be paid 2% of the Company's net income after tax excluding income derived from the Company's investment in IMC Mortgage Company subject to a maximum of two times Mr. Phelan's annual salary during the fiscal year determining such bonus. If less than one hundred percent (100%), subject to a minimum of seventy-five percent ($ 5,266,000 for fiscal year 1999), of the Profit Target is attained, then the employee shall be paid 1% of the Company's net income after-tax excluding income derived from the Company's investment in IMC Mortgage Company, subject to a maximum of two times Mr. Phelan's annual salary during the fiscal year determining such bonus.

NON-COMPETE: The Employment Agreement provides for termination "for cause" as defined in the Agreement. Under the Employment Agreement he has agreed not to compete with the Company, as to the non-conforming loan business, for a period of one year after termination within a prescribed geographic area and not to solicit or employ Company employees for two years after termination. These restrictive covenants apply upon termination by Mr. Phelan or termination for cause by the Company.

Stanley W. Broaddus.
Vice President and Secretary

TERM: The Employment Agreement which commenced January 1, 1997 was for a one year initial term and automatically renewed on January 1, 1999 and for additional one-year terms absent ninety day written notice by either party prior to the end of a renewed term..

SALARY & OTHER BENEFITS: His current base annual salary is $95,000. He is entitled to a Company car and all standard group employee benefits.

BONUS: He is entitled to a quarterly bonus based on 1 1/2% of net profits after taxes not to exceed $100,000

TERMINATION & NON-COMPETE: The Employment Agreement provides for termination "for cause" as defined in the Agreement with notice and for termination upon 90 days prior written notice without cause. Under the Employment Agreement he has agreed not to compete with the company for a period of one (1) year after termination within a prescribed geographic area and not to solicit or employ Company employees for two (2) years after termination. These restrictive covenants apply upon termination by either party, with or without cause and upon expiration of the Agreement. . He is also entitled to one year's annual salary in the event that following a change in control of the Company (i.e. Mr. Wykle and Mr. Perlin own less than 51% of the voting stock) Allen D. Wykle is no longer employed and the Company terminates him without cause.

Barry C. Diggins
Executive Vice President

TERM :The Employment Agreement which commenced July 1, 1998, is for a three year initial term and will automatically renew for additional one-year terms absent 90 day written notice of intent not to renew by either party prior to the end of a term.

SALARY & OTHER BENEFITS: It provides for an initial base salary at an annual rate of $200,000, and provides for increases of 3% or 6% per year effective as of January 2000 and January 2001 and any renewal terms. The yearly salary increase is 6% if the Company's net income after tax increases by 10% or greater from the prior year. The yearly salary increases by 3% is the Company's net income after tax does not increase by a minimum of 10%. Mr. Diggins agreement provides for a Company car and all standard group employee benefits

BONUS: It provides for a bonus of up to a maximum of 100% of the annual salary for each year. The bonus is based on the percentage increase in net income per share for the Company (after payment of all executive bonuses), greater than 10%, compared to the previous year. For example, if net income per share increases by 50% for the year ended 1999 compared to 1998, then the employee will be entitled to a bonus equal to 40% of the base salary during 1999 ($200,000 * 40% = $80,000). The bonus is payable 50% in cash or stock at the Company's discretion and 50% in cash or stock at the employee's discretion.

TERMINATION & NON-COMPETE: The Employment Agreement provides for termination "for cause" as defined in the Agreement. If the employee terminates employment or it is terminated for cause as defined in the Agreement or either party elects not to renew at the end of any term with the required notice, the contract ceases, and no further compensation or benefits are paid. If the Employment Agreement is terminated by the Company without cause, then instead of any other damages or compensation, the employee is entitled to severance pay in the amount equal to one times the annual salary. However, if the remaining term of the agreement is less than one year, then the severance pay will equal the annual salary multiplied by a percentage equal to the number of days left in the term of the contract divided by 365. If terminated without cause in a renewal term, the severance pay shall be equal to the base compensation for that renewal term multiplied by a percentage equal to the number of days remaining in the renewal term at termination divided by 365.Under the Employment Agreement he has agreed not to compete with the company for a period of one year after termination within a prescribed geographic area and not to solicit or employ Company employees for two years after termination. These restrictive covenants apply upon termination by either party, with or without cause and upon expiration of the Agreement.

Jean S. Schwindt
Executive Vice President

TERM :The Employment Agreement which commenced July 1, 1998, is for a three year initial term and will automatically renew for additional one-year terms absent 90 day written notice of intent not to renew by either party prior to the end of a term.

SALARY: It provides for an initial base salary at an annual rate of $160,000, and provides for increases of 3% or 10% per year effective as of January 2000 and January 2001 and any renewal terms. The yearly salary increase is 10% if the Company's net income after tax increases by 10% or greater from the prior year. The yearly salary increases by 3% is the Company's net income after tax does not increase by a minimum of 10%.

BONUS: It provides for a bonus of up to a maximum of 100% of the annual salary for each year. The bonus is based on the percentage increase in net income per share for the Company (after payment of all executive bonuses), greater than 10%, compared to the previous year. For example, if net income per share increases by 50% for the year ended 1999 compared to 1998, then the employee will be entitled to a bonus equal to 40% of the base salary during 1999 ($160,000 * 40% = $64,000). The bonus is payable 50% in cash or stock at the Company's discretion and 50% in cash or stock at the employee's discretion.

TERMINATION & NON-COMPETE: The Employment Agreement provides for termination "for cause" as defined in the Agreement. If the employee terminates employment or it is terminated for cause as defined in the Agreement or either party elects not to renew at the end of any term with the required notice, the contract ceases, and no further compensation or benefits are paid. If the Employment Agreement is terminated by the Company without cause, then instead of any other damages or compensation, the employee is entitled to severance pay in the amount equal to one times the annual salary. However, if the remaining term of the agreement is less than one year, then the severance pay will equal the annual salary multiplied by a percentage equal to the number of days left in the term of the contract divided by 365. If terminated without cause in a renewal term, the severance pay shall be equal to the base compensation for that renewal term multiplied by a percentage equal to the number of days remaining in the renewal term at termination divided by 365. Under the Employment Agreement she has agreed not to compete with the company for a period of one year after termination within a prescribed geographic area and not to solicit or employ Company employees for two years after termination. These restrictive covenants apply upon termination by either party, with or without cause and upon expiration of the Agreement.

Eric S. Yeakel
Chief Financial Officer and Treasurer

TERM :The Employment Agreement which commenced July 1, 1998, is for a three year initial term and will automatically renew for additional one-year terms absent 90 day written notice of intent not to renew by either party prior to the end of a term.

SALARY: It provides for an initial base salary at an annual rate of $120,000, and provides for increases of 3% or 10% per year effective as of January 2000 and January 2001 and any renewal terms. The yearly salary increase is 10% if the Company's net income after tax increases by 10% or greater from the prior year. The yearly salary increases by 3% is the Company's net income after tax does not increase by a minimum of 10%.

BONUS: It provides for a bonus of up to a maximum of 100% of the annual salary for each year. The bonus is based on the percentage increase in net income per share for the Company (after payment of all executive bonuses), greater than 10%, compared to the previous year. For example, if net income per share increases by 50% for the year ended 1999 compared to 1998, then the employee will be entitled to a bonus equal to 40% of the base salary during 1999 ($120,000 * 40% = $48,000). The bonus is payable 50% in cash or stock at the Company's discretion and 50% in cash or stock at the employee's discretion.

TERMINATION & NON-COMPETE: The Employment Agreement provides for termination "for cause" as defined in the Agreement. If the employee terminates employment or it is terminated for cause as defined in the Agreement or either party elects not to renew at the end of any term with the required notice, the contract ceases, and no further compensation or benefits are paid. If the Employment Agreement is terminated by the Company without cause, then instead of any other damages or compensation, the employee is entitled to severance pay in the amount equal to one times the annual salary. However, if the remaining term of the agreement is less than one year, then the severance pay will equal the annual salary multiplied by a percentage equal to the number of days left in the term of the contract divided by 365. If terminated without cause in a renewal term, the severance pay shall be equal to the base compensation for that renewal term multiplied by a percentage equal to the number of days remaining in the renewal term at termination divided by 365.Under the Employment Agreement he has agreed not to compete with the company for a period of one year after termination within a prescribed geographic area and not to solicit or employ Company employees for two years after termination. These restrictive covenants apply upon termination by either party, with or without cause and upon expiration of the Agreement.

                          COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for inclusion in this proxy statement:

COMPENSATION PHILOSOPHY

Employment Agreements are described in more detail above and the Compensation Committee believes that those agreements establish base salaries, which are reasonable when compared to the Company's industry peers. The Employment
Agreements call for incentive based bonuses and various other sources of incentive compensation as explained above.

Bonus compensation awarded to the Company's Officers and other key employees, generally results when the Company realizes net income after tax for the year. Individual or divisional productivity and/or profitability relating directly to a manager's efforts are frequently used in establishing guidelines for bonus awards paid in the form of cash and/or in stock options (See; 1996 Incentive Stock Option Plan).

The Compensation Committee believes that the majority of all compensation plans throughout the Company and the Employment Agreements for the Company's Executive Officers are in line with the Company's dual goals of rewarding performance and establishing compensation arrangements which align the interests of officers and other key employees with those of the Company's Shareholders.

1996 INCENTIVE STOCK OPTION PLAN

On June 28, 1996, the Company adopted the 1996 Incentive Stock Option Plan (the "Incentive Plan"), pursuant to which key employees of the Company are eligible for awards of stock options. The following sections summarize some of the principle features of the Incentive Plan.

Purpose. The Board of Directors believes that long-term incentive compensation is one of the fundamental components of compensation for the Company's key employees and that stock options under the Incentive Plan will play an important role in encouraging employees to have a greater financial investment in the Company. The Board of Directors believes that the Incentive Plan will help promote long-term growth and profitability by further aligning Shareholder and employee interests.

The purpose of the Incentive Plan is to promote the interests of the Company and its Shareholders by affording participants an opportunity to acquire a proprietary interest in the Company and by providing participants with long-term financial incentives for outstanding performance. Under the terms of the Incentive Plan, the Option Committee has a great deal of flexibility in the types and amounts of awards that can be made and the terms and conditions applicable to those awards.

Description of the Incentive Plan. The aggregate number of shares of Common Stock that are available for grants under the Incentive Plan is 252,000 shares (adjusted for the two-for-one stock splits paid to Shareholders of record on August 30, 1996 and December 16, 1996 and the 100% stock dividend paid to Shareholders of record on November 21, 1997.) All shares allocated to awards under the Incentive Plan that are cancelled or forfeited are available for subsequent awards.

Administration. The Option Committee administers the Incentive Plan. The members of the Option Committee are not eligible to receive awards under the Incentive Plan. The Option Committee has the full power to: (a) designate the key employees to receive awards from time to time; (b) determine the sizes and types of awards; (c) determine the terms and provisions of awards as it deems appropriate; (d) construe and interpret the Incentive Plan and establish, amend or waive rules and regulations relating to the administration of the Incentive Plan; (e) amend the terms and provisions of any outstanding award to the extent such terms and provisions are within the discretion of the Option Committee; and
(f) make all other decisions and determinations necessary or advisable for the administration of the Incentive Plan. All determinations and decisions made by the Option Committee pursuant to the Incentive Plan are final, conclusive and binding.

Eligible Participants. Only "key employees" of the Company and its subsidiaries are eligible to participate in the Incentive Plan. An employee who is a Director is eligible for an award unless he or she is a member of the Option Committee. The selection of the key employees is entirely within the discretion of the Option Committee. The concept of a "key employee" is, however, somewhat flexible and it is anticipated that such factors as the duties and responsibilities of employees, the value of their services, their present and potential contributions to the success of the Company and other relevant factors will be considered. Accordingly, the number of persons who ultimately may be eligible to participate in the Incentive Plan cannot presently be determined.

Option Price of Stock. The Incentive Plan provides for the grant of options to purchase shares of Common Stock at option prices to be determined by the Option Committee as of the date of grant. The option price may not be less than the fair market value (or in the case of a 10% Shareholder not less than 110% of the fair market value) of the shares of Common Stock on the date of grant. For such purpose "fair market value" means the average of the bid and asked price per share of the Common Stock as reported by the NASDAQ Stock Market or the OTC Bulletin Board, whichever is applicable at the time, on the date on which the fair market value is determined or, if Common Stock is not traded on such exchange or system on such date, then on the immediately preceding date on which Common Stock was traded on such exchange or system. Each grant of options is to be evidenced by an option agreement which is to specify the option price, the term of the option, the number of shares subject to the option and such other provisions as the Committee may determine.

Exercise of Options. The shares subject to an option may be purchased as follows: none in the first year after the grant of option; one-third in each of the second, third and fourth years. Options granted under the Incentive Plan will expire not more than ten years (or in the case of a 10% Shareholder not more than five years) from the date of grant.

Awards of Options. Awards of options under the Incentive Plan are to be determined by the Option Committee at its discretion. Notwithstanding the foregoing, the Option Committee may not grant options to any participant that, in the aggregate, are first exercisable during any one calendar year to the extent that the aggregate fair market value of the shares subject to such options, at the time of grant, exceeds $100,000.

Payments For Shares. Payments for shares issued pursuant to the exercise of any option may be made either in cash or by tendering shares of Common Stock of the Company with a fair market value at the date of the exercise equal to the portion of the exercise price which is not paid in cash.

No Rights as Shareholder. A participant granted an option under the Incentive Plan will have no rights as a Shareholder of the Company with respect to the shares subject to such option except to the extent shares are actually issued.

Non-transferability. Options may not be sold, transferred, pledged or assigned, except as otherwise provided by law or in an option agreement. The Option Committee may impose restrictions on the transfer of shares acquired pursuant to the exercise of options as it may deem advisable.

Termination of Employment. Except for termination for cause, death or disability, options terminate three months after the employment terminates or on such earlier date as the participant's option agreement specifies. In the event of termination for cause as defined in the Incentive Plan, the option terminates upon termination (subject to the Option Committee's right to reinstate for 30 days). In the event of death, the option will terminate six months after death, and in the event of disability one year after disability (unless the option period in the participant's option agreement expires earlier).

Amendment and Termination of the Incentive Plan. The Board of Directors may alter, amend, discontinue, suspend or terminate the Incentive Plan at any time in whole or in part. Notwithstanding the foregoing, Shareholder approval is required for any change to the material terms of the Incentive Plan and no amendment or modification of the Incentive Plan may materially and adversely affect any award previously granted without the consent of the participant.

401(K) RETIREMENT PLAN

On January 1, 1995, the Company implemented a 401(k) Retirement Plan (the "401(k) Plan"). The 401(k) Plan is a defined contribution plan covering all employees who have completed at least one year of service. The 401(k) Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Company contributes an amount equal to 50% of a participant's payroll savings contribution up to a maximum of 6% of a participant's annual compensation. The Company's contributions to the 401(k) Plan in 1998 was $162,108 and was $115,000 in 1997. The Company's matching contribution has a vesting schedule.

CEO COMPENSATION

The Compensation Committee determines compensation for Allen D. Wykle, Chairman and Chief Executive Officer. Mr. Wykle has no formal Employment Agreement with the Company, however, the Compensation Committee is of the opinion that as the largest Shareholder of the Company, beneficial owner of 33% of the Company's common stock outstanding, Mr. Wykle`s interest are aligned with the best interest of the Company's Shareholders.

SALARY: Mr. Wykle's 1998 salary of $421,218 is at a level that the Committee deems to be competitive with other companies in the industry and reasonable in view of his level of involvement in the operations of the Company. His current salary is $421,218. The committee reviews Mr. Wykle's salary annually for possible adjustment considering the magnitude of the Company's business activities and the related demands placed on Mr. Wykle.

BONUS: The Committee did not award a bonus to Mr. Wykle for the year ended December 31, 1998. While Mr. Wykle does not have a formal employment agreement with the Company, the compensation committee did verbally agree, at the meeting held on November 3, 1998, to calculate Mr. Wykle's bonus for the years ended
December 31,1999 through 2001 using the bonus formula described in the employment agreements for Mr. Diggins, Mr. Yeakel and Ms. Schwindt. Thus, Mr. Wykle may receive up to one times his annual salary as a bonus in these three years subject to certain financial results of the Company. (See: Employment Agreements).

Mr. Wykle is a member of the Compensation Committee but abstains from votes concerning his own compensation.

                                                APPROVED FINANCIAL CORP.
                                                COMPENSATION COMMITTEE:


                                                  Oscar Warner, Chairman
                                                  Leon Perlin
                                                  Allen D. Wykle
                                                  Robert Salter

                             STOCK PERFORMANCE GRAPH

The following graph depicts the cumulative total return on the Company's Common Stock compared to the cumulative total return for The Russell 2000 Index ("Russell 2000") and the Russell 2000 Financials Index ("Russell 2000 Financials), a peer group selected by the Company on an industry and line-of-business basis, commencing June 30, 1994 and ending December 31, 1998. The graph assumes an investment in Approved Financial Corp. Common Stock of $100 on June 30, 1994, which is the first date for which public market trading data is available. The graph assumes an investment of $100 in Russell 2000 on June 30, 1994 and an investment of $171 in the Russell 2000 Financials on June 30, 1995. June 30, 1995 is the first semi-annual date for which the pricing information was available for the Russell 2000 Financials and $171 represents the equivalent value of Approved's Common Stock on that date for purposes of this graph.

                                    [GRAPH]

                        30-Jun-94  30-Dec-94  30-Jun-95  29-Dec-95  28-Jun-96  31-Dec-96  30-Jun-97  31-Dec-97  30-Jun-98  31-Dec-98
Approved Financial Corp.   100        94        171         221        400       929          981      1600       1432       348
Russell 2000 Index         100       104        118         131        144       151          165       182        190       176
Russell 2000 Financials                         171         189        198       232          259       302        297       263

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information as of April 15, 1999 regarding the number of shares of Common Stock beneficially owned by all Directors, Executive Officers, and 5 % Shareholders. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the nominee living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the Director, Executive Officer or 5% Shareholder can vest title in himself within sixty days of April 15, 1999.


                                               Common Stock                 Percentage of
      Name                                   Beneficially Owned                 Class
      ----                                   ------------------                 -----
   Allen D. Wykle (1)(2)(3)
   3420 Holland Road #107
   Virginia Beach Virginia, 23452               1,822,691                      33.25%

   Leon H. Perlin (4)
   3360 South Ocean Boulevard
   Apartment 5H2
   Palm Beach, Florida 33480                      929,256                      16.95

   JAM Partners, LP (5)
   One Fifth Avenue
   New York, New York 10003                       276,400                       5.04

   Gregory J. Witherspoon (1, 6)
   1601 Blue Jay Way
   Los Angeles, Ca. 90069                         229,800                       4.19

   Stanley W. Broaddus (1)(3)
   3420 Holland Road # 107
   Virginia Beach, Virginia 23452                 134,139                       2.45

   Barry C. Diggins (1,7)
   8222 Glenmar Road
   Ellicott City, Md. 21043                       108,034                       1.97

   Jean S. Schwindt  (1,8)
   1062 Normandy Trace Road
   Tampa, Fl. 33602                                67,650                       1.23

   Oscar S. Warner (9)
   215 Brooke Avenue Apt #905
   Norfolk Virginia 23510                          62,000                       1.13

   Arthur Peregoff (10)
   816 Oriole Drive
   Virginia Beach, Virginia 23451                  51,750                          *


   Neil W. Phelan (1)
   3420 Holland Road # 107
   Virginia Beach, Va. 23452                       13,787                          *

   Gregory W. Gleason (1)
   2380 Court Plaza Dr. Suite 200
   Virginia Beach, Virginia 23456                   2,000                          *

   Eric S. Yeakel (1)
   3420 Holland Road # 107
   Virginia Beach, Virginia 23452                     833                          *

   Robert M. Salter
   613 Lynnhaven Parkway
   Virginia Beach, Virginia 23452                     464                          *

   All present Executive
   Officers, Directors & Nominees
   as a group (12 persons) (1,2,3,4,6,7,8,9,10) 3,423,403                      62.40

---------------------
  * Owns less than 1% of class.
(1) For Mr. Wykle includes beneficial ownership of 667 shares that may be issued upon the exercise of stock options exercisable within 60 days of April 15, 1999, and excludes 20,333 shares subject to stock options that cannot be exercised within 60 days of April 15, 1999.For Mr. Witherspoon, excluded are 4,500 shares subject to non-qualified stock options that cannot be exercised within 60 days of April 15, 1999. For Mr. Diggins, excluded are 7,500 shares subject to stock options that cannot be exercised within 60 days of April 15, 1999. For Ms. Schwindt excluded are 12,500 shares subject to stock options that cannot be exercised within 60 days from April 15, 1999. For Mr. Phelan included is the beneficial ownership of 1,667 shares which may be issued upon the exercise of stock options exercisable within 60 days of April 15, 1999, and excludes 7,833 shares subject to stock options that cannot be exercised within 60 days of April 15, 1999. For Mr. Yeakel included is the beneficial ownership of 833 shares that may be issued upon the exercise of stock options exercisable within 60 days of April 15, 1999, and excludes 13,333 shares subject to stock options that cannot be exercised within 60 days of April 15, 1999. For Mr. Broaddus includes beneficial ownership of 667 shares that may be issued upon the exercise of stock options exercisable within 60 days of April 15, 1999, and excludes 7,333 shares subject to stock options that cannot be exercised within 60 days of April 15, 1999. For Mr. Gleason, excluded are 1,350 share subject to stock options that cannot be exercised within 60 days of April 15, 1999.
(2) Excludes 4,000 shares registered to his adult children and his grandchildren, as to which Mr. Wykle disclaims beneficial ownership.
(3) Mr. Wykle and Mr. Broaddus are Co-Trustees of the Company's profit-sharing Plan ("Plan"), that owns 39,680 of the Company's Common Stock. They share voting power. Mr. Wykle's ownership interest in the Plan is 65% and Mr. Broaddus' share is 15%. Included under Mr. Wykle's shares for the purposes of this disclosure are 33,728 Plan shares, which exclude the 5,952 shares (15% of the Plan shares) which are included under Mr. Broaddus's ownership. Mr. Wykle claims voting rights but disclaims beneficial ownership of all but the 65% he owns in the Plan.
(4) Includes 594,000 shares owned by Mr. Perlin's wife.

(5) JAM Partners, LP is a Delaware limited partnership. It is an investment partnership managed by Jacobs Asset Management LLC. Included are 10,000 shares owned directly by Sy Jacobs. Mr. Jacobs is general partner of JAM Managers LLC.
(6) Excludes 3,000 shares owned by Mr. Witherspoon's brother to which he disclaims beneficial ownership.
(7)  Includes 1,888 shares owned jointly by Mr. Diggins' and his wife.
(8) Excluded are stock appreciation rights for 16,000 shares at $ 2.63 per share. Excluded are 8,000 shares owned by her parents, to which Ms. Schwindt disclaims beneficial ownership.
(9) Excludes 11,900 shares registered to Mr. Warner's adult children and his grandchildren, to which he disclaims beneficial ownership.
(10) Mr. Peregoff's shares are held jointly with his wife. Excludes 29,200 shares registered to Mr. Peregoff's adult children and his grandchildren, to which he disclaims beneficial ownership.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has maintained business relationships and engaged in certain transactions with affiliated companies and the parties as described below. It is the policy of the Company to engage in transactions with related parties only on terms that, in the opinion of the Company, are no less favorable to the Company than could be obtained from unrelated parties and each of the transactions described below conforms to that policy.

Agreement with IMC Mortgage Company

The Company has an agreement dated March 30, 1996 , between the Company and IMC, which was prepared in preparation of IMC's initial public offering of common stock, (the "Pre-IPO Agreement"). The Company's contract with IMC requires the Company to sell a minimum of $2 million of loans to IMC each month subject to prevailing secondary market terms for pools of non-conforming mortgage loans for a five year period commencing on June 25, 1996 (the date of IMC's Initial Public Offering). . In the event the Company fails to sell $2 million of loans at prevailing secondary market terms to IMC in any month, IMC could sue the Company for breach of contract.

The Pre-IPO Agreement and Amendment thereof, also includes an incentive plan, whereby, quarterly the incentive plan participants are granted $ 105,000 of fully paid shares of IMC Mortgage Company on a pro-rata basis, based on the amount of loans sold to IMC in excess of their monthly commitment amount, which is $ 2 million per month for Approved. IMC did not issue shares from the incentive plan to the Company during 1998.

During 1998, approximately $118 million or 30% of loans sold by the Company were sold to IMC. These transactions resulted in the payment of a cash premium by IMC to the Company of $7.4 million during 1998. However, IMC has not offered to buy loans at the prevailing secondary market prices since September of 1998 and therefore the Company has not been obligated to sell loans to IMC since September.

The Company sold 558,400 shares of IMC common stock during 1998 for $1.9 million dollars. The Company currently owns 435,634 shares of IMC common stock.

The Company's Chairman and Chief Executive Officer, Allen D. Wykle, was a member of IMC's Board of Directors from April 1996 until June 1998. Mr. Wykle owns 12,992 stock options that may be converted into IMC Mortgage Company common stock upon exercise. Also, Jean S. Schwindt, an officer and a member of the Company's Board of Directors and Executive Committee, served as vice president at IMC from June of 1996 until June of 1998.

Agreement with Mills Value Adviser, Inc.

The Company entered an investment management agreement on March 28, 1996, with Mills Value Adviser, Inc. ("MVAI"), a registered investment advisor. Under the agreement, MVAI manages a portion of the Company's non-qualified profit-sharing Plan. The Plan's trustees retain all proxy voting rights for securities managed by MVAI. During 1998, the Company paid $3,941 in advisory fees to MVAI. Jean S. Schwindt, an officer, Director and member of the Executive Committee, is a portfolio manager for MVAI.

Termination of Armada Residential Mortgage, LLC

Beginning in December 1994, the Company conducted a portion of its retail origination business through Armada Residential Mortgage, LLC ("Armada LLC"), which prior to September 1997 was owned 83 % by the Company and 17 % was owned by the senior management of Armada LLC. Mr. Diggins, the former President of Armada LLC, is an officer of the Company and has served on the Board of Directors of the Company since June 1997. In connection with the Company acquiring the 17% of Armada LLC that it did not own, Mr. Diggins received 105,146 shares of Approved Common Stock. The majority of these shares were issued to Mr. Diggins in January of 1998.

Indebtedness of Management

The Company and the Savings Bank have no outstanding extensions of credit to members of the Board of Directors or management at December 31, 1998.

Promissory Notes

The Company has, from time to time, issued promissory notes to assist in cash flow. The notes are callable on 30 days notice from the holder and may be prepaid by the Company. The notes are usually issued to Directors, Officers or Shareholders. As of December 31, 1998, the following Directors and Executive Officers were holders of promissory notes in the amounts and interest rates specified below:

      Allen D. Wykle               $610,700        10.00%
      Stanley W. Broaddus           302,078        10.00
      Leon H. Perlin                  8,818         8.00
      Leon H. Perlin                244,000         9.00
      Oscar S. Warner                82,596         8.00
      Arthur Peregoff               400,000        10.00


                            AVAILABILITY OF FORM 10-K

The Company will provide to any Shareholder, without charge, upon written request of such Shareholder, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as filed with the Securities and Exchange Commission. Such requests should be addressed to Approved Financial Corp., 3420 Holland Road, Virginia Beach, Virginia 23452, Attn: Jean Schwindt.

                       SECTION 16(a) REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers, and persons owning more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such equity securities with the Securities and Exchange Commission ("SEC"). The Company filed an initial registration statement with the SEC on Form 10 on February 11,1998 and therefore the Company's Directors and Executive Officers and persons owning more than ten percent of the Company's common stock were not subject to compliance with
Section 16(a) of the Securities Exchange Act of 1934 until registration became effective during 1998. The copies of Form 4 and Form 3 filings received by the Company during 1998 reflect that Messrs. Perlin, Salter, Gleason and Witherspoon were each delinquent concerning one Form 4 filing.

                            PROPOSALS BY SHAREHOLDERS

Any Shareholder proposal which is intended to be presented at the Company's annual meeting of Shareholders to be held in the year 2000 must be received at the Company's principal executive offices, located at 3420 Holland Road # 107, Virginia Beach, Virginia 23452, Attention: Stanley Broaddus, Secretary of the Company, by no later than February 1, 2000, if such proposal is to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting. Shareholders of the Company who intend to bring business before the meeting must also comply with the applicable procedures set forth in the Company's Bylaws. The Company will furnish copies of such Bylaw provisions upon written request to Stanley Broaddus at the above-mentioned address.

                                 OTHER BUSINESS

The Meeting scheduled for June 14, 1999 is held for the purposes as set forth in the Notice that accompanies this Proxy Statement. The Board is not presently aware of business to be transacted at the Meeting other than as set forth in the Notice. However, if any other business properly comes before the meeting, the Proxies named on the accompanying proxy card will vote their Proxies in their discretion on such business.

                                          By Order of the Board of Directors



                                          /s/ Allen D. Wykle
                                          ------------------------------
                                          Allen D. Wykle
                                          Chairman of the Board
Virginia Beach, Virginia
April 30, 1999

                            APPROVED FINANCIAL CORP.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 14, 1999
                               PROXYHOLDER BALLOT

 CIRCLE THE APPROPRIATE ANSWERS TO INDICATE YOUR VOTE ON EACH RESOLUTION BELOW.

                      I, the undersigned, pursuant to proxy given, hereby vote:

                     [ ]      FOR
                     [ ]      AGAINST               [ ]     ABSTAIN
               the following resolution:

               RESOLVED, that Robert M. Salter be, and he hereby is, elected as a director of the Company to serve for a term of office expiring at the Company's Annual Meeting of Stockholders to be held in the year 2002 and until his successor shall have been duly elected and qualified;

                      I, the undersigned, pursuant to proxy given, hereby vote:

                     [ ]      FOR
                     [ ]      AGAINST              [ ]      ABSTAIN
               the following resolution:

               RESOLVED, that Barry C. Diggins be, and he hereby is, elected as a director of the Company to serve for a term of office expiring at the Company's Annual Meeting of Stockholders to be held in the year 2002 and until his successor shall have been duly elected and qualified;

               I, the undersigned, pursuant to proxy given, hereby vote:

                     [ ]      FOR
                     [ ]      AGAINST              [ ]      ABSTAIN
               the following resolution:

               RESOLVED, that Neil W. Phelan be, and he hereby is, elected as a director of the Company to serve for a term of office expiring at the Company's Annual Meeting of Stockholders to be held in the year 2002 and until his successor shall have been duly elected and qualified;

                             I, the undersigned, pursuant to proxy given, hereby
               vote:

                     [ ]      FOR
                     [ ]      AGAINST              [ ]      ABSTAIN
               the following resolution:

               RESOLVED, that Gregory J. Witherspoon be, and she hereby is, elected as a director of the Company to serve for a term of office expiring at the Company's Annual Meeting of Stockholders to be held in the year 2002 and until her successor shall have been duly elected and qualified;

               I, the undersigned, pursuant to proxy given, hereby vote:

                     [ ]      FOR
                     [ ]      AGAINST              [ ]      ABSTAIN
               the following resolution:


               RESOLVED, that the appointment of PricewaterhouseCoopers L.L.P. as independent accountants for the Company for the fiscal year ending December 31, 1999 be, and it hereby is, ratified.

Dated this 14th day of June, 1999.

Signature: __________________________
Name: _____________________________ # of shares represented